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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 22, 1998, included in Fleetwood Enterprises, Inc.'s Form 10-K for the year ended April 26, 1998, into the Company's previously filed Registration Statements No. 2-79232, 333-49775 and 333-51873.

                                          ARTHUR ANDERSEN LLP

Orange County, California

June 22, 1998